UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011 (April 12, 2011)

SCG FINANCIAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54339	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 N. Wabash Ave. Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 784-3960

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 12, 2011, SCG Financial Acquisition Corp. (the “Company”) announced that it had priced its initial public offering (the “IPO”) of 8,000,000 units (the “IPO Units”), each unit (the “Unit”) consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and a warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-172085) (the “Registration Statement”).  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.  In connection with the IPO, the Company entered into various written agreements, including an underwriting agreement, investment management trust agreement, registration rights agreement, warrant agreement, letter agreement, administrative services agreement and amendment no. 2 to the warrant subscription agreement.  The purpose of this Current Report on Form 8-K is to file such agreements, as executed in connection with the IPO.

Upon the consummation of the IPO, the Company had 9,752,381 shares of common stock outstanding, including 228,571 founder shares subject to forfeiture if the underwriters' over-allotment option is not exercised, as described in the Registration Statement.

Underwriting Agreement

On April 12, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement, entered into by and between the Company and Lazard Capital Markets LLC (“Lazard”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units were made on April 18, 2011 at a purchase price of $9.50 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.25 per Unit and deferred underwriters’ discount of $0.25 per Unit).  A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business combination (the “Business Combination”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Combination by January 12, 2011, or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which is attached as Exhibit 3.1 hereto and incorporated by reference herein .

The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 5.0% of the gross proceeds of the IPO.  The Underwriters agreed that a portion of the underwriters’ discount (2.5% or $2,000,000) would be deposited into the Trust Account and payable to the Underwriters upon the consummation of the Business Combination.

The Company also granted the Underwriters a 45-day option to purchase up to an additional 1,200,000 Units from the Company on the same terms and at the same price as the 8,000,000 Units to cover over-allotments, if any.

In accordance with the Underwriting Agreement, SCG Financial Holdings LLC (“SCG LLC”), a limited liability company managed by Gregory H. Sachs, agreed to purchase from the Company an aggregate of 4,000,000 warrants (the “Sponsor Warrants”) at a purchase price of $0.75 per Private Placement Warrant in a private placement (the “Private Placement”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such Private Placement was consummated immediately prior to the effective date of the Registration Statement.

The Warrants underlying the Units are exercisable for the period commencing on the later of 30 days after the Company’s completion of the Business Combination or April 12, 2012, and will expire five years from the date of completion of the Business Combination, or earlier upon redemption or liquidation. The Company may redeem the outstanding Warrants, in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Common Stock equals or exceeds $17.50 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption.  The Sponsor Warrants are substantially similar to the Warrants, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis and (ii) are not subject to being called for redemption. In addition, Sponsor Warrants are subject to lock-up and transfer restrictions until 30 days following the consummation of the Business Combination.

The Underwriting Agreement also includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Investment Management Trust Agreement

On April 12, 2011, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a total of $80,000,000, consisting of a portion of the proceeds from the IPO and all of the proceeds of the Private Placement, will be placed into a trust account (the “Trust Account”) at JP Morgan Chase Bank N.A. and maintained by CST as trustee.  Of this amount, $2,000,000 represents the deferred underwriters’ discount, which amount shall be payable to the Underwriters upon the consummation of a Business Combination.  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Combination, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Combination by January 12, 2013 (and the Company’s stockholders have not approved up to one 3 month extension if the Company has entered into a letter of intent or a definitive agreement by January 12, 2013 and the business combination relating thereto has not yet been completed) or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Company’s Amended and Restated Certificate of Incorporation; provided, however, the Company is permitted to withdraw: (i) up to $1,250,000 in interest earned on the proceeds placed in the trust account for working capital purposes, (ii) amounts from the interest earned on the amount in the Trust Account to pay taxes and (iii) funds necessary to purchase up to 15% of the shares sold in connection with our IPO, as more fully described in the prospectus.

Holders of the Common Stock underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount held in the Trust Account as of the commencement of the tender offer plus interest accrued until two business days prior to the consummation of the Business Combination, less taxes payable, divided by the total number of IPO Shares.  If the Company conducts the redemption in conjunction with a stockholder vote, the redemption price payable per share to holders of IPO Shares exercising their redemption rights and voting (1) in favor of the Business Combination will be equal to the amount held in the Trust Account as of two business days prior to the consummation of the Business Combination, less taxes payable, divided by the total number of IPO Shares and (2) against the Business Combination will be equal to the amount held in the Trust Account as of two business days prior to the consummation of the Business Combination, less the portion attributable to interest earned on the amounts in the Trust Account and less taxes payable, divided by the total number of IPO Shares.  In either case, the Company shall distribute to holders of IPO Shares no less than $10.00 per share (or $9.97 per IPO Share if the Underwriters’ over-allotment option is exercised in full.)  In the event a Business Combination is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Registration Rights Agreement

On April 12, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Stockholder.  A copy of the Registration Rights Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of the majority in interest of the Common Stock owned by SCG LLC prior to the IPO (the “Insider Shares”) shall be entitled to require the Company, on two occasions at any time after the date on which the Insider Shares are released from lockup, to register the Insider Shares.  In addition, SCG LLC has “piggyback” registration rights with respect to the Insider Shares commencing on the date on which the Insider Shares are released from lockup.

The holders of a majority in interest of Sponsor Warrants shall be entitled to require the Company, on one occasion at any time after the date on which Sponsor Warrants are released from lockup, to register Sponsor Warrants (and the underlying Common Stock).  In addition, SCG LLC has “piggyback” registration rights with respect to Sponsor Warrants commencing on the date on which Sponsor Warrants are released from lockup.  The Company shall bear certain expenses incurred in connection with the filing of any such registration statements.

Warrant Agreement

On April 12, 2011, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and Sponsor Warrants (collectively with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Letter Agreement with SCG LLC, Gregory H. Sachs and SCG LLC’s Members

On April 12, 2011, the Company entered into a letter agreement (the “Letter Agreement”) with SCG LLC, Gregory H. Sachs and the members of SCG LLC.  A copy of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Letter Agreement, and to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 1,200,000 Units, SCG LLC agreed that it shall return to the Company for cancellation, at no cost, the number of Insider Shares determined by multiplying 228,571 by a fraction: (i) the numerator of which is 1,200,000 minus the number of Units purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 1,200,000.

Also pursuant to the Letter Agreement, SCG LLC agreed not to, except under certain limited circumstances (the “Share Lockup Period”) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, until: (A) one year after the completion of the Company’s initial Business Combination or earlier if, subsequent to the Company’s initial Business Combination, the last sales price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (B) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

Until 30 days after the completion of the Company’s Business Combination (“Warrant Lockup Period”), SCG LLC will not, except under certain limited circumstances, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, Sponsor Warrants.

During the Share Lockup Period, holders of the Insider Shares shall retain all other rights as shareholders, including, without limitation, the right to vote their Common Stock. During the Share Lockup Period and Warrant Lockup Period, all dividends payable in cash with respect to such securities shall be paid to SCG LLC, but all dividends payable in Common Stock or other non-cash property become subject to the applicable lockup period and early release as described above.

Amendment No. 2 to the Warrant Subscription Agreement

On April 12, 2011, the Company and SCG LLC entered into amendment No. 2 to the warrant subscription agreement (“Amended Subscription Agreement”) pursuant to which SCG LLC agreed to purchase in the Private Placement 4,000,000 warrants prior to the IPO at a price of $0.75 per warrant (for an aggregate purchase price of $3,000,000) from the Company.  All of the proceeds of the Private Placement were placed in the Trust Account. A copy of the Amended Subscription Agreement is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Administrative Services Agreement

On April 12, 2011, the Company and Sachs Capital Group LP, an entity affiliated with SCG LLC, entered into an administrative services agreement pursuant to which Sachs Capital Group LP will make available to the Company office space, utilities and general and administrative services, including but not limited to receptionist, secretarial and general office services, in exchange for $7,500 per month.  Additionally, the Company shall pay to Sachs Capital Group LP or, to SCG LLC, if directed by it, up to an additional $7,500 per month for additional overhead expenses incurred on behalf of the Company.  This agreement terminates on the earlier to occur of: (i) the consummation of a Business Combination and (ii) the Company’s liquidation.  A copy of this agreement is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

1.1	Underwriting Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Lazard Capital Markets LLC, as representative of the underwriters

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2011

4.1	Warrant Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and SCG Financial Holdings LLC

10.3	Letter Agreement dated April 12, 2011 by and among SCG Financial Acquisition Corp., SCG Financial Holdings LLC, Gregory H. Sachs and the members of SCG Financial Holdings LLC

10.4	Amendment No. 2 to the Warrant Subscription Agreement, dated April 12, 2011, by and among SCG Financial Acquisition Corp. and SCG Financial Holdings LLC

10.5	Administrative Services Agreement dated April 12, 2011 by and between SCG Financial Acquisition Corp. and Sachs Capital Group LP

99.1	Press Release, dated April 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2011	SCG FINANCIAL ACQUISITION CORP.

	By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Chairman, President and Chief Executive Officer